UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)          August 27, 2004

Sparton Corporation

(Exact Name of Registrant as Specified in Its Charter)

Ohio

(State or Other Jurisdiction of Incorporation)

1-1000	38-1054690

(Commission File Number)	(IRS Employer Identification No.)

2400 East Ganson Street, Jackson, Michigan	49202

(Address of Principal Executive Offices)	(Zip Code)

(517) 787-8600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE
ITEM 7.01. REGULATION FD DISCLOSURE.
ITEM 9.01. FINANCIAL STATEMENTS & EXHIBITS
SIGNATURES
Index to Exhibits
Shareholder Letter

INTRODUCTORY NOTE

On August 27, 2004 Sparton Corporation transmitted correspondence to the shareowners of the Company announcing the financial results of the fourth quarter and fiscal year ending June 30, 2004.

ITEM 7.01. REGULATION FD DISCLOSURE.

On August 27, 2004, Sparton Corporation, an Ohio Corporation (the “Company”) transmitted correspondence to the shareowners of the company announcing the financial results of the fourth quarter and fiscal year ending June 30, 2004.

The foregoing description of the correspondence to shareowners is qualified in its entirety by reference to the correspondence, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS & EXHIBITS

(c) Exhibits Furnished

Exhibit 99.1 Correspondence to Shareowners dated August 27, 2004 issued by Sparton Corporation.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPARTON CORPORATION

/s/ David W. Hockenbrocht

David W. Hockenbrocht
Chief Executive Officer
August 27, 2004

Index to Exhibits

Exhibit No.	Description

Exhibit 99.1	Correspondence to Shareowners dated August 27, 2004 issued by Sparton Corporation.